Exhibit 10.1

First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT B - EXECUTIVE ANNUAL INCENTIVE PLAN
Bank Performance Factors and Award Schedule

Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission

Category 1 – CEO and President Position

COMPANY GOALS

Performance Measure

Return on Average Assets

Threshold	Budget Target	Stretch Target	Maximum

**%	**%	**%	**%

AWARDS (% of Base Pay)

Threshold	Budget Target	Stretch Target	Maximum

5%	**%	**%	40%

Parameters

1.	Company measure will be Return on Average Assets.

2.	Will interpolate awards between threshold, budget target, stretch target and maximum.

3.	Plan award is capped at maximum for 2009.

4.	Pay is defined as total base pay for the applicable plan year.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit 10.1

First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT B - EXECUTIVE ANNUAL INCENTIVE PLAN
Bank Performance Factors and Award Schedule

Category 2 – EVP Positions

COMPANY GOALS

Performance Measure
Return on Average Assets

Threshold	Budget Target	Stretch Target	Maximum

**%	**%	**%	**%

COMPANY GOAL AWARD (% of Base Pay)

Threshold	Budget Target	Stretch Target	Maximum

3%	**%	**%	20%

FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD (% of Base Pay)

Minimum Performance	Meets Goals/Target	Exceptional Performance

1%	**%	10%

TOTAL AWARDS (% of Base Pay – assuming meets goals/target for individual award)

Threshold	Budget Target	Stretch Target	Maximum

8%	**%	**%	25%

Parameters

1.	Company measure will be Return on Average Assets.

2.	Will interpolate between threshold, budget target, stretch target and maximum.

3.	Plan award is capped at maximum for 2009.

4.	Pay is defined as total base pay for the applicable plan year.

5.	Functional area/individual goals will be established at the beginning of each year.

6.	Functional area/individual goal award may or may not be paid if company threshold goal is not achieved.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit 10.1

First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT B - EXECUTIVE ANNUAL INCENTIVE PLAN
Bank Performance Factors and Award Schedule

Category 3 – SVP Positions

COMPANY GOALS

Performance Measure
Return on Average Assets

Threshold	Budget Target	Stretch Target	Maximum

**%	**%	**%	**%

COMPANY GOAL AWARD (% of Base Pay)

Threshold	Budget Target	Stretch Target	Maximum

2%	*%	*%	14%

FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD (% of Base Pay)

Minimum Performance	Meets Goals/Target	Exceptional Performance

2%	*%	8%

TOTAL AWARDS (% of Base Pay assuming meets goals/target for individual award)

Threshold	Budget Target	Stretch Target	Maximum

6%	*%	*%	18%

Parameters

1.	Company measure will be Return on Average Assets.

2.	Will interpolate between threshold, budget target, stretch target and maximum.

3.	Plan award is capped at maximum for 2009.

4.	Pay is defined as total base pay for the applicable plan year.

5.	Functional area/individual goals will be established at the beginning of each year.

6.	Functional area/individual goal award may or may not be paid if company threshold goal is not achieved.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit 10.1

First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT B - EXECUTIVE ANNUAL INCENTIVE PLAN
Bank Performance Factors and Award Schedule

Category 4 – AHB Positions

FCCC GOALS

Performance Measure
Return on Average Assets

Threshold	Budget Target	Stretch Target	Maximum

**%	**%	**%	**%

FCCC GOAL AWARD (% of Base Pay)

Threshold	Budget Target	Stretch Target	Maximum

J. Deitch 1.25%	**%	**%	10%
A. Smith 1.25%	**%	**%	9.25%

AHB GOALS Performance Measures Total Revenue Minus Compensation Expense

Threshold	Budget Target	Stretch Target	Maximum

$**	$ **	$**	$**

AHB GOAL AWARD (% of Base Pay assuming meets goals/target for individual award)

Threshold	Budget Target	Stretch Target	Maximum

J. Deitch 3.75%	**%	**%	30%
A. Smith 3.75%	**%	**%	27.75%

Parameters

1.	Company measure will be Return on Average Assets.

2.	Will interpolate between threshold, budget target, stretch target and maximum.

3.	Plan award is capped at maximum for 2009.

4.	Pay is defined as total base pay for the applicable plan year.

** This portion has been redacted pursuant to a confidential treatment request.